             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
             event reported): February 10, 1994



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021            41-0518860
  ---------------   ------------------- ----------------------
     (State of        (Commission File     (I.R.S. Employer
    Incorporation)         Number)        Identification No.)



385 Washington St., St. Paul,MN              55102
- --------------------------------           ----------
(Address of principal                      (Zip Code)
executive offices)


                       (612) 221-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
- -------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

Item 5.    Other Events.
           ------------

     Filed herewith are statements derived from press releases dated February 10 and 11, 1994, of the registrant relating to its estimate of pretax losses from January storms and the Los Angeles earthquake, and to the possibility of its repurchase of up to one million of its common shares.

Item 7.    Financial Statements, Pro Forma Financial
           Information and  Exhibits.
           ---------------------------------------------------------

  An Exhibit Index is set forth as the next page in this report.

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Vice President
                                   and Corporate Secretary


Date: February 14, 1994

                        EXHIBIT INDEX
                        -------------


                                                        How
Exhibit                                                Filed
- -------                                                -----

(99) Additional exhibits . . . . . . . . . . . . . .  . (1)




     (1) Filed electronically under the EDGAR Operational Program.